IMPAIRMENT TESTING	12 Months Ended
Dec. 31, 2019
IMPAIRMENT TESTING
IMPAIRMENT TESTING

NOTE 8 – IMPAIRMENT TESTING

As of 31 December 2019, Management performed an impairment test of the recoverable amount of significant assets within the cash-generating unit — the Tanker Segment.

In 2019, the recoverable amount of the Tanker Segment was based on its value in use.

As the value in use exceeded the carrying amount, Management concluded that the impairment test provided the basis for a full reversal of the USD 185m impairment charge recorded in 2016, after excluding the portion of the 2016 charge that related to goodwill and vessels that have been subsequently sold. The impairment reversal has also been capped at USD 120m to ensure that the carrying value of the Tanker Segment does not exceed the carrying value that would have arisen if the 2016 impairment charge had not been recorded. The reversal has arisen primarily due to improvements in prevailing freight rates and a reduction in discount rate.

The assessment of the value in use of the Tanker Segment was based on the net present value of the expected future cash flows. The freight rate estimates in the period 2020‑2022 are based on the Company’s business plans. Beyond 2022, the freight rates are based on TORM’s 10‑year historical average rates, adjusted for expected inflation of 2%. The Company believes that the approach used for long-term rates appropriately reflects the cyclical nature of the shipping industry and is the most reliable estimate for periods beyond those included in its 3-year business plan.

The Company's business plans for 2020-2022 also include the anticipated benefit arising from the installation of scrubbers on certain of the Group's vessels (the "scrubber premium"), based on current market differentials between the cost of heavy and low sulfur fuel oil. Beyond 2022, it has been assumed that this cost differential will fall by approximately 50%.

The discount rate used in the value in use calculation is based on a Weighted Average Cost of Capital (WACC) of 7.5% as of 31 December 2019 (2018: 8.3%, 2017: 8.7%) . WACC is calculated by using a standard WACC model in which cost of equity, cost of debt and capital structure are the key parameters.

As of 31 December 2019, the 10-year historical average spot freight rates used in the value in use calculation are as follows:

•	LR2: USD/day 17,986 (2018: USD/day 18,003, 2017: USD/day 17,216)
•	LR1: USD/day 17,060 (2018: USD/day 16,907, 2017: USD/day 16,445)
•	MR: USD/day 15,802 (2018: USD/day 15,349, 2017: USD/day 15,794)
•	Handysize: USD/day 13,601 (2018: USD/day 13,968, 2017: USD/day 14,416)

Operating expenses and administrative expenses are estimated based on TORM’s business plans for the period 2020‑2022. Beyond 2022, operating expenses are adjusted for 2% (2018: 2%) inflation and administrative expenses are adjusted for 2% inflation (2018: 2%).

The product tankers are expected to generate normal income for 25 years from delivery from the shipyard. Given the current age profile of the tanker fleet, the average remaining life would be approximately 15 years.

The calculation of the value in use is sensitive to changes in the key assumptions which are related to the future development in freight rates, the WACC applied as discounting factor in the calculations,  the development in operating expenses and the long-term scrubber premium. All other things being equal, the sensitivities to the value in use have been assessed as follows:

•	An increase/decrease in the tanker freight rates of USD/day 1,000 would result in an increase/decrease in the value in use of USD 257m
•	An increase in WACC of 1.0% would result in a decrease in the value in use of USD 117m and a decrease in WACC of 1% would result in an increase in the value in use of USD 131m
•	An increase/decrease in operating expenses of 10.0% would result in a decrease/increase in the value in use of USD 181m
•	An increase/decrease in the long-term (post 2022) scrubber premium to 75%/25% of the amount assumed in 2020-2022 would result in an increase/decrease in the value in use of USD 73m.

However, if the downside sensitivities outlined above had been applied to the impairment test as of 31 December 2019, the impairment reversal arising in the current year would still have been USD 71m based on the fair value less costs to sell of the Tanker Segment. If the upside sensitivities outlined above had been applied, there would have been no change to the impairment reversal as it has already been capped at USD 120m for the  reasons outlined above.

As outlined above, the impairment test has been prepared on the basis that the Company will continue to operate its vessels as a fleet in the current set-up. The fair value based on broker values of TORM’s vessels including the order book and chartered-in vessels was USD 1,785m, which is USD 71m  above the carrying amount.